AMENDMENT N° 11

TO THE

FULL SCALE SYSTEM DEVELOPMENT CONTRACT

No. IS-10-021

Between

Iridium Satellite LLC

And

THALES ALENIA SPACE FRANCE

for the

IRIDIUM NEXT SYSTEM

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PREAMBLE

This Amendment N° 11 (the “Amendment”) to the Full Scale System Development Contract No. IS-10-021 signed on June 1, 2010 between Iridium Satellite LLC and Thales Alenia Space France for the Iridium Next System, as amended, (the “Contract”) is entered into on this 3rd day of July, 2012 by and between Thales Alenia Space France, a company organized and existing under the laws of France, having its registered office at 26 avenue Jean François Champollion 31100 Toulouse – FRANCE (“Contractor”), and Iridium Satellite LLC, a limited liability company organized under the laws of Delaware, having an office at 1750 Tysons Boulevard, Suite 1400, McLean, VA 22102 - USA (“Purchaser”).

RECITALS

WHEREAS, the Parties have agreed to implement the [***] Service into NEXT as specified in Purchaser Change Request 025, SPS Requirements Changes for [***] Service, dated November 11, 2011, using version [***], including increased number of [***] from [***] to [***], of the [***] as the baseline;

WHEREAS, Purchaser issued a letter, dated June 15, 2012, authorizing Contractor to proceed with work necessary to implement the [***] Service, which is superseded by this Amendment; and

WHEREAS, the Parties have reached agreement on the total price, milestone payment schedule and Deliverable Data for the implementation of the [***] Service.

NOW, THEREFORE, in consideration of the premises and for good and valuable consideration, the receipt and adequacy of which are hereby expressly acknowledged, and intending to be legally bound, the Parties hereby agree as follows:

Article 1:   Capitalized terms used but not defined in this Amendment shall have the meanings ascribed thereto in the Contract or any amendments thereto, as the case may be.

Article 2:    The Base Contract Price set forth in Article 4.1 of the Contract is hereby revised to read [***] U.S. Dollars (US$[***]).

Article 3:    Section 11 of Exhibit B is hereby revised to add the following separate [***].

[***]

Article 4:    Exhibit D of the Contract is hereby revised to add the following separate [***] applicable to the implementation of the [***] Service.

[***]

Article 5:    Appendix A of the SOW is hereby revised by the addition of the following separate [***] table applicable to the implementation of the [***] Service.

[***]

Iridium / Thales Alenia Space Confidential & Proprietary	1

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[***]

[***]

Article 6:    Appendix B of the SOW is hereby revised by the addition of the following [***] applicable to the implementation of [***] Service.

[***]

Article 7:    This Amendment may be executed and delivered (including via facsimile or other electronic means) in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

Article 8:    All other provisions of the Contract not expressly referred to in this Amendment remain in full force and effect.

IN WITNESS WHEREOF, the Parties have executed this Amendment by their duly authorized officers as of the date set forth in the Preamble.

IRIDIUM SATELLITE LLC	THALES ALENIA SPACE FRANCE

/s/ S. Scott Smith	/s/ Nathalie Smirnov
S. Scott Smith	Nathalie Smirnov
Executive Vice President,	Senior Vice President,
Satellite Development & Operations	System & Payload – Telecom2

Iridium / Thales Alenia Space Confidential & Proprietary	2

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE
COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY
REQUEST. OMISSIONS ARE DESIGNATED [***]. A COMPLETE VERSION OF THIS EXHIBIT
HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.